Significant Subsequent Events	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Significant Subsequent Events
10.	SIGNIFICANT SUBSEQUENT EVENTS

(1)	From January 1 to April 30, 2026, the Company made repayments of the long-term loans in a total amount of NT$1,839 million which were classified as non-current liabilities.

(2)	In January 2026, UMC subscribed to the newly issued shares in the capital increase of the Company’s associate, UNIMICRON TECHNOLOGY CORP., amounting to NT$643 million.

(3)
The Ministry of Finance of the Republic of China announced that the renewed “Agreement between the Taipei Representative Office in Singapore and the Singapore Trade Office in Taipei for the Elimination of Double Taxation with Respect to Taxes on Income and the Prevention of Tax Evasion and Avoidance” (the “Renewed Agreement”) entered into force on February 13, 2026 and will become effective on January 1, 2027. Pursuant to the transitional provisions of the Renewed Agreement, the tax-sparing clause provided as a preferential mechanism under the original agreement will cease to apply after three taxable years from the effective date of the Renewed Agreement. Consequently, the phase-out of such preferential tax treatments is expected to increase the Company’s effective income tax rate in future periods. Upon the substantive enactment of the Renewed Agreement on February 13, 2026, the Company recognized an increase in deferred tax assets of NT$1,947 million, reflecting higher tax credits expected to be available in future periods as compared to those prior to the enactment of the Renewed Agreement.